Exhibit 99.1
Waste Services, Inc. Investor Presentation May 2006

Safe Harbor for Forward-Looking Statements Certain matters discussed in this presentation are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements describe the company's future plans, objectives and goals. These forward-looking statements involve risks and uncertainties which could cause actual results to differ materially from the plans, objectives and goals set forth in this presentation. Factors which could materially affect such forward-looking statements can be found in the company's periodic reports filed with the Securities and Exchange Commission, including risk factors detailed in the company's Form 10-K for the year ended December 31, 2005. Shareholders, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements made in this presentation are only made as of the date hereof and Waste Services undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.

Company Overview Multi-regional integrated solid waste services company Strong, mature operations in Eastern and Western Canada Disposal-based growth strategy underway in the U.S. in Florida, Phoenix/Tucson and Houston Disciplined operating strategy Experienced management team Over $200 million common equity invested since 2001, largely by management and insiders $389 million of LTM revenue and $59 million of LTM Adjusted EBITDA (1) (1) Explanation of EBITDA and Adjusted EBITDA provided on page 20.

Business Overview Canada Stable free cash flow generation Leading market positions in Ontario, Alberta and British Columbia Favorable disposal position (with third parties) Free cash flow generator United States Well-positioned to deliver powerful organic growth with assets in place Long-lived disposal assets in Florida, Arizona and Texas provide strong platforms in those markets Population growth Changing market dynamics Tuck-in opportunities

Company Overview 2003 - 2004 Utilized mature business in Canada as platform to grow into the U.S. Purchased landfill assets in attractive growth markets Collection / transfer station acquisitions to increase landfill volumes 2006+ Continued focus on internal growth and improving return on capital Selected tuck-in and new market acquisition opportunities Improve credit statistics Refinance Kelso Preferred 2004 - 2005 Drive operating performance Focus on internal growth - landfill volume and collection pricing Review underperforming assets / contracts Cash management Reduce overhead Disposal Based Acquisition Strategy Refocused on the Basics Profitable Growth Transformation of Waste Services

Current Strategic Objectives Drive continued operational improvement through internal growth initiatives and aggressive cost management Review underperforming markets and contracts to improve return on capital Reduced Florida municipal contract portfolio by over $25 million in annual revenue in 2004 and 2005 through divestiture and contract expiration - contracts contribute no EBITDA Continuing to review portfolio of residential contracts in Florida for further reductions Acquisition and integration of Liberty Waste / Sun Country in Tampa market Pursue additional tuck-in acquisitions in existing markets to improve density and internalization Evaluate new market opportunities that fit strategic criteria; structure transactions to be credit enhancing

Senior Management Team The Company has one of the most experienced management teams in the solid waste industry David Sutherland-Yoest Chairman & Chief Executive Officer Over 20 years industry experience Former SVP - Atlantic Region, Waste Management Former Vice Chairman, President & COO, USA Waste Mark Pytosh EVP & Chief Financial Officer 20 years finance experience in the solid waste industry Former Managing Director at Lehman Brothers Ivan Cairns EVP, General Counsel & Corporate Secretary Former SVP & General Counsel of Laidlaw International Inc. and its predecessor for over 20 years Chuck Wilcox President & Chief Operating Officer Over 20 years industry experience Former SVP at Waste Management Bill Hulligan EVP of Operations Over 30 years industry experience Former President, Waste Management North America Stanley Sutherland EVP, Western Canada Over 35 years industry experience Previously held executive positions with Canadian Waste Services and Browning-Ferris Rob Ross VP, Eastern Canada Over 20 years industry experience Former COO, Waste Services, Inc. (Ottawa)

Disciplined Operating Strategy Landfill-based, vertically-integrated model Maximize internalization of volume Build density in collection operations to drive down unit costs Enhance asset utilization Decentralized operating management structure / centralized controls Local market business by nature Maintain uniform / integrated information systems, financial policies and controls Manage disposal assets to maximize returns and maintain rational market environment, not simply to drive growth Strong customer service and relationships Key to managing a local business effectively: reliable and efficient information systems

Focusing on the Basics Revenue Management Landfill Volume and Internalization Variable Cost Management Aggressively target under-priced accounts Q1 price growth (Y-o-Y) of 7.7% in collection business (6.7% excluding fuel surcharges) Q1 landfill volume up 40% Y-o-Y Two key transfer stations opened in Orlando market: will internalize >50% of market volume to JED LF Acquisition of Liberty / Sun Country to allow internalization of roll-off business in Tampa market Fuel surcharge program implemented in Q3 2005 to quickly and transparently adjust to cost increases Recovered all of fuel cost increases since Q2 2005 Centralizing purchasing programs

Diversified Revenue Base Geography Line of Business LTM Revenue: $389 Million

The Company is a leading competitor in Alberta and British Columbia Canada Operations - Eastern Canada Revenue: $105 MM #1 or #2 market share in majority of local markets served Strategy: internal growth, greater route density, targeted price increases, and third party landfill volumes Pursue profitable municipal contract opportunities Collection Transfer Station Landfill MRF Montreal The Company is a leading competitor throughout Ontario

Canada Operations - Western Canada Revenue: $65 MM #1 or #2 market share in majority of local markets served Strategy: internal growth, greater route density, targeted price increases, and third party landfill volumes ? ? ? ? ? ? ? ? ? ? ? ? Collection Transfer Station Landfill ? The Company is a leading competitor in Alberta and British Columbia

Liberty Waste / Sun Country Acquisition Acquisition consists of a collection operation, two transfer stations, and a C"&"D landfill in the Tampa, Florida market Strengthens existing position in Tampa market Landfill and transfer stations enable vertical integration in C"&"D business $39.2 million total purchase price $13 MM cash component to be financed with tack-on Term Loan facility Transaction is de-leveraging on pro forma basis Sun Country Materials Landfill received final court approval in February for 17 million cubic yard expansion - new capacity targeted for completion in Q4 2006 Acquisition contributes approximately $25 MM annualized revenue and $4 MM annualized adjusted EBITDA on trailing basis Upon landfill expansion, annualized EBITDA contribution of $6 to $7 MM, with upside thereafter

Liberty Waste / Sun Country Acquisition Acquisition consists of a collection operation, two transfer stations, and a C&D landfill in the Tampa, Florida market Strengthens existing position in Tampa market Landfill and transfer stations enable vertical integration in C&D business $39.2 million total purchase price $13 MM cash component to be financed with tack-on Term Loan facility Transaction is de-leveraging on pro forma basis Sun Country Materials Landfill received final court approval in February for 17 million cubic yard expansion - new capacity targeted for completion in Q4 2006 Acquisition contributes approximately $25 MM annualized revenue and $4 MM annualized adjusted EBITDA on trailing basis Upon landfill expansion, annualized EBITDA contribution of $6 to $7 MM, with upside thereafter

Phoenix-Mesa is the 2nd fastest growing major metropolitan area in the U.S. The Cactus Regional Landfill, located midway between Phoenix and Tucson, is a critical strategic asset Fully integrated with collection operation, 2 transfer stations, and landfill Collection operations controlling over 1,000 tons per day: ~70% internalized Arizona Operations ? ? Collection Transfer Station Landfill ?

Financial Strategy Disciplined cash management Minimize reliance on Revolver and enhance liquidity Pursue growth strategy while maintaining prudent capitalization Focus is on free cash flow and return on capital, not top-line growth Refinance Kelso Preferred Stock in 2006

Financial Strategy Disciplined cash management Minimize reliance on Revolver and enhance liquidity Pursue growth strategy while maintaining prudent capitalization Focus is on free cash flow and return on capital, not top-line growth Refinance Kelso Preferred Stock in 2006

LTM Financial Summary (1) Explanation of EBITDA and Adjusted EBITDA provided on page 20.

Capitalization and Credit Statistics Steadily Improving Credit Profile (1) Explanation of EBITDA and Adjusted EBITDA provided on page 20.

Key Investment Themes Long-lived landfill assets in attractive markets - strong platforms for growth Disciplined operating strategy - focus on the basics One of the most experienced management teams in the industry Financial focus on return on invested capital and continued credit improvement

Appendix: Adjusted EBITDA EBITDA and EBITDA as defined in our credit agreement ("Adjusted EBITDA") are non-GAAP measures used by management to measure performance. We also believe that EBITDA and Adjusted EBITDA may be used by certain investors to analyze and compare our operating performance between accounting periods and against the operating results of other companies that have different financing and capital structures or tax rates and to measure our ability to service our debt. In addition, management uses EBITDA, among other things, as an internal performance measure. Our lenders also use Adjusted EBITDA to measure our ability to service and/or incur additional indebtedness under our credit facilities. However, EBITDA and Adjusted EBITDA should not be considered in isolation or as a substitute for net income, cash flows or other financial statement data prepared in accordance with US GAAP or as a measure of our performance, profitability or liquidity. EBITDA and Adjusted EBITDA are not calculated under US GAAP and therefore are not necessarily comparable to similarly titled measures of other companies. Non-cash charges include impairment of deferred acquisition costs, stock-based compensation expense, and gains and losses on foreign exchange and asset sales. Other excludable expenses include professional fees for certain litigation, severance, and other non-recurring costs.